UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 11, 2006

Meade Instruments Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-22183	95-2988062
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6001 Oak Canyon, Irvine, California		92618-5200
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	949 451-1450

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Meade Instruments Corp. (the "Company") issued a press release on December 11, 2006 announcing the resignation of Michael Hoopis and Vernon Fotheringham from the Company’s Board of Directors, effective as of December 15, 2006. The resignations will reduce the size of the board from nine to seven. The Company stated that it will not seek to replace the resigning directors.

Hoopis, who has served as a director of the Company since 2000, resigned because he recently accepted a position as Chief Executive Officer of Targus International. Fotheringham, who has served as a director of the Company since 2001, resigned because he recently accepted an executive position at a development stage company and his business responsibilities require extensive international travel.

The Company also announced that Mark D. Peterson, Senior Vice President, General Counsel and Secretary will be leaving the Company due to continued right sizing efforts and the elimination of the general counsel position, effective February 28, 2007. Mr. Peterson will remain with the Company as a consultant.

A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 11, 2006, the company issued a press release announcing the resignation of Michael Hoopis and Vernon Fotheringham from the Company’s Board of Directors, effective as of December 15, 2006. The resignations will reduce the size of the board from nine to seven. The Company stated that it will not seek to replace the resigning directors. In connection therewith, the Company’s Board of Directors approved an amendment to Section 3.02(a) of the Company’s Amended and Restated Bylaws, effective December 15, 2006, to decrease the size of the Board.

A copy of the amended Section 3.02(a) of the Company’s Amended and Restated Bylaws is attached as Exhibit 3.9 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The exhibit to this Current Report is listed in the Exhibit Index set forth elsewhere herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Meade Instruments Corp.

December 15, 2006	By:	Brent W. Christensen

Name: Brent W. Christensen
Title: Senior Vice President - Finance and CFO

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Exhibit Index

Exhibit No.	Description

3.9	Amended Section 3.02(a) of the Amended and Restated Bylaws.
99.1	Press release dated December 11, 2006.